SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report:   February 6, 2002


                              Express Scripts, Inc.
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             (Exact Name of Registrant as specified in its Charter)



           Delaware                  0-20199                     43-1420563
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(State or other jurisdiction   (Commission File No.)          (I.R.S. Employer
       of corporation)                                      Identification No.)



13900 Riverport Drive, Maryland Heights, Missouri                   63043
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(Address of Principal Executive Offices)                         (Zip Code)



Registrant's telephone number, including area code:  (314) 770-1666
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          (Former name or former address, if changed since last report)




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Item 9.        Regulation FD Disclosure

              The following information is furnished pursuant to Regulation FD.

     On February 6, 2002, Express Scripts, Inc. announced that it has entered into a definitive agreement to acquire the capital stock of National Prescription Administrators, Inc., Central Fill Inc., CFI of New Jersey, Inc., and NPA NY IPA, Inc., as well as certain real estate and equipment utilized in connection with the business of such companies, for a net purchase price of $515 million.

     Express Scripts, Inc. issued a press release with respect to the foregoing, a copy of which is attached hereto as Exhibit 99.0, and incorporated herein by reference.

                                                        SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      EXPRESS SCRIPTS, INC.



Date:    February 6, 2001             By:
                                           -------------------------------------
                                           Barrett A. Toan
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX




Exhibit No.     Description

   99.1         Press release, dated February 6, 2002